EXHIBIT 99.1

                            [TEAMSTAFF LOGO OMITTED]

CONTACT INFORMATION:

TEAMSTAFF, INC.                                      CCG INVESTOR RELATIONS
300 Atrium Drive                                     19900 MacArthur Blvd. #110
Somerset, NJ  08873                                  Irvine, CA  92612
(732) 748-1700                                       (949) 851-1109
T. KENT SMITH, PRESIDENT & CEO                       CHRISTI MOTTOLA
                                                     MANAGING PARTNER
                                                     cmottola@aol.com

            TEAMSTAFF ANNOUNCES FIRST QUARTER 2004 FINANCIAL RESULTS
                 AND PROGRESS ON POST-RESTRUCTURING GROWTH PLANS

Somerset, NJ - February 17, 2004- TeamStaff, Inc. (NASDAQ: TSTF), one of the nation's leading providers of healthcare staffing and specialty payroll services, today announced that it has filed its Form 10-Q for the fiscal quarter ended December 31, 2003. Additionally, TeamStaff announced financial results for the quarter ended December 31, 2003. As a result of TeamStaff's sale of its Professional Employer Organization (PEO) segment, all results reported in this release have been reclassified to show PEO and certain related corporate expenses as discontinued operations.

"As our restructuring strategy gains momentum, critical milestones were achieved during the first quarter of fiscal 2004. These milestones are essential steps toward repositioning the company for a return to profitability," said T. Kent Smith, TeamStaff's President and CEO.

First Quarter highlights included:

o Sale of PEO division - provided $7 million of upfront cash; up to $2.5 million currently in escrow to be released after a 90 day determination period; potential return of up to $5 million in prepaid workers' compensation premiums as well as reduced Letter of Credit requirements as the program runs off over the next several years.

o New President of TeamStaff Rx - TeamStaff hired Tim Nieman in December of 2003 to run its medical staffing division.

o Expanded sales force - TeamStaff is in the process of tripling its medical staffing division sales force. The added investment in sales will emphasize relationships and constant interaction with prospective and existing clients.

o Introduction of our vendor integration program (VIP). This web-based application provides one-stop shopping for our clients. VIP centralizes the management of our customers' multiple orders, invoices, vendors and locations freeing them of associated paperwork while providing significant cost savings.

o We are pursuing alliances and sub-contracting relationships with national travel and per diem nursing firms.

TeamStaff's revenues from continuing operations for the three months ended December 31, 2003 were $9.7 million, compared with $18.5 million in the first quarter last year. The 47% decrease relates to lower revenues in our medical staffing division. We believe this relates to current economic conditions, in that hospitals have experienced lower admissions and have stretched their current permanent staff. This, in turn, has led to less demand for temporary healthcare professionals. Longer term, we believe the demand for temporary personnel will increase, driven in part by an aging population and an improving economy. Additionally, we are substantially expanding our sales and marketing efforts in order to increase our contact with current and prospective clients and gain market share in the relatively high-margin healthcare and allied staffing segments..

TeamStaff's loss from continuing operations was $0.5 million or ($0.04) per share in the first quarter of fiscal 2004 compared to earnings of $0.03 million or $0.02 per share in the first quarter of fiscal 2003.

Net loss, including discontinued operations, was $1.8 million or ($0.12) per share compared to profit of $0.1 million or $0.01 per share in the first quarter of fiscal 2003. The net loss for the first quarter of fiscal 2004 was affected by a $1.3 million loss or ($0.08) per share from discontinued operations and disposal of the PEO business segment, compared to $0.2 million loss or ($0.01) loss per share from discontinued operations in the first quarter of 2003.

Commenting on TeamStaff's first quarter performance, Mr. Smith stated, "Although our first quarter results were well below last year's, we met our internal targets. They are consistent with where we are in our turnaround strategy, as well as consistent with a temporary downturn in the medical staffing industry. We firmly believe that execution on our initiatives, coupled with an improving economy, will drive our return to profitability in the fourth quarter of fiscal 2004."

ABOUT TEAMSTAFF, INC.
Headquartered in Somerset, New Jersey, TeamStaff serves clients and their employees throughout the United States as a full-service provider of payroll and medical staffing solutions.

TeamStaff Rx provides medical allied health professionals and nurses to doctors' offices and medical facilities throughout the United States on a temporary or permanent basis and offers programs and services designed to assist medical facilities in managing their temporary staffing costs. DSi Payroll Services, TeamStaff's payroll processing division, provides customized payroll management and tax filing services to select industries, such as construction and general contracting.

For more information, visit the TeamStaff web site at www.teamstaff.com.

This press release contains "forward-looking statements" as defined by the Federal Securities Laws. TeamStaff's actual results could differ materially from those described in such forward-looking statements as a result of certain risk factors, including but not limited to: (i) regulatory and tax developments; (ii) changes in direct costs and operating expenses; (iii) the estimated costs and effectiveness of capital projects and investments in technology infrastructure;
(iv) ability to effectively implement its business strategies and operating efficiency initiatives, including, but not limited to, its new business strategy for TeamStaff Rx; (v) the effectiveness of sales and marketing efforts, including TeamStaff's marketing arrangements with other companies; (vi) changes in the competitive environment in the temporary staffing and payroll processing industry; and (vii) other one-time events and other important factors disclosed previously and from time to time in TeamStaff's filings with the U.S. Securities and Exchange Commission. These factors are described in further detail in TeamStaff's filings with the U.S. Securities and Exchange Commission.

For further information please contact: T. Kent Smith, President & CEO of TeamStaff, Inc., +1-732-748-1700; or Christi Mottola, Managing Partner, CCG Investor Relations, +1-949-851-1109, cmottola@aol.com, for TeamStaff, Inc.

                            (Financial tables follow)


                                      # # #

                        TEAMSTAFF, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                    FOR THE THREE MONTHS ENDED
                                                                                    --------------------------
                                                                                  December 31,        December 31,
                                                                                      2003                2002
                                                                                  (unaudited)         (unaudited)
                                                                                  ------------        ------------
REVENUES                                                                           $ 9,738              $ 18,457

DIRECT EXPENSES                                                                      7,508                14,934
                                                                                  --------              --------
       Gross profit                                                                  2,230                 3,523

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                                         3,074                 3,120

DEPRECIATION AND AMORTIZATION                                                           73                    74
                                                                                  --------              --------
        (Loss) income from operations                                                 (917)                  329
                                                                                  --------              --------
OTHER INCOME (EXPENSE)
       Interest income                                                                   5                    24
       Interest expense                                                                (27)                  (66)
       Other Income                                                                     71                   171
                                                                                  --------              --------
                                                                                        49                   129
                                                                                  --------              --------
       (Loss) income before tax                                                       (868)                  458

INCOME TAX BENEFIT (EXPENSE)                                                           330                  (185)
                                                                                  --------              --------
       (Loss) income from continuing operations                                       (538)                  273

(LOSS) FROM DISCONTINUED OPERATIONS:
       (Loss) from operations, net of tax benefit to $325 and $183
       for the quarters ended December 31, 2003 and 2002, respectively                (530)                 (188)
       (Loss) from disposal, net of tax benefit to $483 and $0
       for the quarters ended December 31, 2003 and 2002, respectively                (779)                    -
                                                                                  --------              --------
                                                                                    (1,309)                 (188)
                                                                                  --------              --------
       Net (loss) income                                                           $(1,847)                 $ 85
                                                                                  ========              ========
EARNINGS (LOSS) PER SHARE - BASIC & DILUTED
       (Loss) income from continuing operations                                    $ (0.04)               $ 0.02
       (Loss) from discontinued operations                                           (0.08)                (0.01)
                                                                                  --------              --------
       Net (loss) income                                                           $ (0.12)               $ 0.01
                                                                                  ========              ========
BASIC AVERAGE SHARES OUTSTANDING                                                    15,714                15,791
                                                                                  ========              ========
DILUTED  AVERAGE SHARES OUTSTANDING                                                 15,714                15,793
                                                                                  ========              ========

                        TEAMSTAFF, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)

                                                                                     December 31,        September 30,
                                                                                         2003                2003
                                                                                     (unaudited)
                                                                                     ------------        -------------
ASSETS

CURRENT ASSETS
     Cash and cash equivalents                                                         $ 4,294             $ 4,329
     Restricted cash                                                                     3,629               1,264
     Accounts receivable, net of allowance for doubtful accounts of
     $209 and $142 at December 31, 2003 and September 30, 2003, respectively             3,969               4,926
     Prepaid workers' compensation                                                       5,033               3,645
     Other current assets                                                                2,889               1,447
                                                                                      --------            --------
          Total current assets                                                          19,814              15,611
                                                                                      --------            --------
EQUIPMENT AND IMPROVEMENTS
     Furniture and equipment                                                             2,795               2,628
     Computer equipment                                                                    368               1,073
     Computer software                                                                   1,120               1,060
     Leasehold improvements                                                                224                 146
                                                                                      --------            --------
                                                                                         4,507               4,907
     Accumulated depreciation and amortization                                          (3,253)             (3,689)
                                                                                      --------            --------
                                                                                         1,254               1,218

DEFERRED TAX ASSET                                                                      16,542              14,875

TRADENAME                                                                                4,199               4,199

GOODWILL                                                                                 1,710               1,710

OTHER ASSETS                                                                               294                 555

ASSETS HELD FOR SALE                                                                     1,167              22,449
                                                                                      --------            --------
     TOTAL ASSETS                                                                     $ 44,980            $ 60,617
                                                                                      ========            ========

                        TEAMSTAFF, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (AMOUNTS IN THOUSANDS)

                                                                                 December 31,          September 30,
                                                                                     2003                  2003
                                                                                 (unaudited)
                                                                                 ------------          -------------
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
     Current portion of long-term debt                                                $ 60                  $ 61
     Accounts payable                                                                1,313                   669
     Accrued payroll                                                                 2,977                 2,856
     Deferred tax liability                                                          1,053                   538
     Accrued expenses and other current liabilities                                  2,218                 3,181
                                                                                  --------              --------
          Total current liabilities                                                  7,621                 7,305

LONG-TERM DEBT, net of current portion                                                  82                    94
ACCRUED PENSION LIABILITY                                                            1,338                 1,724
LIABILITIES HELD FOR SALE                                                            2,672                16,384
                                                                                  --------              --------
          Total liabilities                                                         11,713                25,507
                                                                                  --------              --------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
     Preferred stock, $.10 par value; authorized 5,000 shares; 0 issued
          and outstanding                                                                -                     -
     Common Stock, $.001 par value; authorized 40,000 shares;
          issued 15,721 and 16,267 at December 31, 2003 and September 30, 2003
          respectively; outstanding 15,714 and 15,714 at December 31, 2003 and
          September 30, 2003, respectively                                              16                    16
     Additional paid-in capital                                                     62,962                65,256
     Retained (deficit) earnings                                                   (29,419)              (27,572)
     Accumulated comprehensive losses                                                 (269)                 (273)
     Treasury Stock, 7 and 553 shares at cost at December 31, 2003 and
          September 30, 2003, respectively                                             (23)               (2,317)
                                                                                  --------              --------
          Total shareholders' equity                                                33,267                35,110
                                                                                  --------              --------
     TOTAL LIABILITIES AND  SHAREHOLDERS' EQUITY                                  $ 44,980              $ 60,617
                                                                                  ========              ========